                                                                   EXHIBIT 99.40

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             41
SERVICER REPORT DATE: 12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

                          ORIG PRINCIPAL    BEG PRINCIPAL       PRINCIPAL         INTEREST             TOTAL          END PRINCIPAL
                             BALANCE           BALANCE         DISTRIBUTION     DISTRIBUTION (*)    DISTRIBUTION         BALANCE
     -------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES     $ 125,000,000.00  $          0.00                 -    $           0.00                 -   $          0.00
     CLASS A-2 NOTES     $ 314,000,000.00  $          0.00    $         0.00    $           0.00                 -   $          0.00
     CLASS A-3 NOTES     $ 196,000,000.00  $          0.00    $         0.00    $           0.00                 -   $          0.00
     CLASS A-4 NOTES     $ 151,800,000.00  $ 80,146,663.08    $ 8,827,091.30    $     463,514.87      9,290,606.17   $ 71,319,571.78
     -------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS       $ 786,800,000.00  $ 80,146,663.08    $ 8,827,091.30    $     463,514.87   $  9,290,606.17   $ 71,319,571.78
     -------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                               PRINCIPAL         INTEREST        END PRINCIPAL
                              DISTRIBUTION     DISTRIBUTION         BALANCE
     ---------------------------------------------------------------------------
     CLASS A-1 NOTES                     -                -                    -
     CLASS A-2 NOTES                     -                -                    -
     CLASS A-3 NOTES                     -                -                    -
     CLASS A-4 NOTES           58.14948155       3.05345763         469.82590105
     ---------------------------------------------------------------------------
      NOTE TOTALS              58.14948155       3.05345763         469.82590105
     ---------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             41
SERVICER REPORT DATE: 12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

     I.   Note Distributable Amounts

                    Principal          Interest         Total         Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                 ------------------------------------------------------------------------------------------------------------------
     CLASS A-1   $            -     $          -    $            -    $                 -  $                -   $                 -
     CLASS A-2   $            -     $          -    $            -    $                 -  $                -   $                 -
     CLASS A-3   $            -     $          -    $            -    $                 -  $                -   $                 -
     CLASS A-4   $ 8,827,091.30     $ 463,514.87    $ 9,290,606.17    $       58.14948155  $       3.05345763   $       61.20293918
                 ------------------------------------------------------------------------------------------------------------------
       TOTAL     $ 8,827,091.30     $ 463,514.87    $ 9,290,606.17    $       58.14948155  $       3.05345763   $       61.20293918

      II. Pool Balance at the end of the Collection Period                                                      $     79,265,782.48

     III. Insurance Premium                                                                                     $         12,184.00

      IV. Spread Account Balance
                           (A) Balance after Deposits/Withdrawals for prior Distribution Date                   $      3,973,731.05
                           (B) Balance after Deposits/Withdrawals for current Distribution Date                 $      3,956,500.65

       V. Spread Account Required Amount                                                                        $      3,973,731.05

      VI. Spread Account Withdrawals
                           (A) Withdrawal to make required payments under 4.03                                  $           (13,577)
                           (B) Withdrawal to reimburse Preference Amounts (to Insurer)                          $                 0

     VII. Servicing Fee                                                                                                  135,628.97

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $                 0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $                 0

       X. Available Funds                                                                                       $      9,438,419.14

      XI. Insured Payment (if any)                                                                              $                 0

     XII. Note Principal and Interest Carryover Shortfalls

                               Note Principal           Note Interest
                             Carryover Shortfall     Carryover Shortfall              Total
                        ---------------------------------------------------------------------
     CLASS A-1                        $     0.00              $     0.00           $     0.00
     CLASS A-2                        $     0.00              $     0.00           $     0.00
     CLASS A-3                        $     0.00              $     0.00           $     0.00
     CLASS A-4                        $     0.00              $     0.00           $     0.00
                        ---------------------------------------------------------------------
       TOTAL                          $     0.00              $     0.00           $     0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                        Current Distribution Date  Prior Distribution Date
                             Note Principal            Note Principal               Change in Note
                           Carryover Shortfall       Carryover Shortfall    Principal Carryover Shortfall
                        ---------------------------------------------------------------------------------
     CLASS A-1                        $      0.00             $       0.00                   $       0.00
     CLASS A-2                        $      0.00             $       0.00                   $       0.00
     CLASS A-3                        $      0.00             $       0.00                   $       0.00
     CLASS A-4                        $      0.00             $       0.00                   $       0.00
                        ---------------------------------------------------------------------------------
       TOTAL                          $      0.00             $       0.00                   $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             41
SERVICER RPT DATE:    12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

                          Prior Distribution Date   Current Distribution Date
                               Note Interest              Note Interest              Change in Note
                            Carryover Shortfall        Carryover Shortfall    Interest Carryover Shortfall
                         ---------------------------------------------------------------------------------
     CLASS A-1                        $      0.00             $          0.00                $        0.00
     CLASS A-2                        $      0.00             $          0.00                $        0.00
     CLASS A-3                        $      0.00             $          0.00                $        0.00
     CLASS A-4                        $      0.00             $          0.00                $        0.00
                         ---------------------------------------------------------------------------------
       TOTAL                          $      0.00             $          0.00                $        0.00

     IX.  Delinquency Ratio

             A. Delinquency Statistics

        Days                                                 Outstanding                 Past Due
     Delinquent                    Units                      Principal                    Amount
     ------------------------------------------------------------------------------------------------------
       31 - 60                                  556             2,958,815.84                     378,898.99
       61 - 90                                  109               591,460.84                     109,263.69
       91 - 120                                  29               180,131.79                      42,393.85
         121+                                     0                        -                              -
     ------------------------------------------------------------------------------------------------------
           TOTAL                                694             3,730,408.47                     530,556.53

             B. Delinquency Percentage


                  (1) Principal balance of delinquent contracts between 30 and 120 days  $      3,730,408.47
                  (2) Pool Principal Balance Beginning of Collection Period              $     88,092,873.78
                  (3) Delinquency Percentage (Line 1/Line 2)                                            4.23%

                                                                            Units            Principal
                                                                            -----       -------------------
     X. Principal Balance of repossessed Financed Vehicles in inventory         -       $              0.00

     XI.  Liquidation Proceeds received from Defaulted Contracts                        $        255,007.56

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             41
SERVICER RPT DATE:    12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                     88,092,873.78

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                                   5,581,327.12
     (2)  Full Prepayments (excluding Purchased Receivables)                                                           2,716,334.01
     (3)  Defaulted Contracts during period                                                                              528,768.87
     (4)  Receivables becoming Purchased Receivables during period                                                                -
     (5)  Other Receivables adjustments                                                                                      661.30

     Total Monthly Principal Amounts                                                                                   8,827,091.30

D.   Total Monthly Payments allocable to Interest                                                                        864,067.18

E.   End of period Outstanding Pool Balance                                                                           79,265,782.48

F.   Pool Factor                                                                                                           0.099737

II.  OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                        Class A-1               Class A-2            Class A-3          Class A-4
                                                        ---------               ---------            ---------        -------------
A.   Beginning of period Outstanding Principal Balance          -                       -                    -        80,146,663.08
B.   Noteholders' Principal Distributable Amount                -                    0.00                 0.00         8,827,091.30
C.   Noteholders' Interest Distributable Amount                 -                       -                 0.00           463,514.87
                                                        ---------------------------------------------------------------------------
D.   Note Distributable Amount                                  -                       -                    -         9,290,606.17
E.   Note Principal Carryover Shortfall                         0                       0                    0                    0
F.   Note Interest Carryover Shortfall                          0                       0                    0                    0
G.   Insured Payment                                            0                       0                    0                    0

H.   End of period Outstanding Principal Balance                -                       -                    -        71,319,571.78

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:
                    (1)  Monthly Scheduled Payments on Receivables during period
                          (including partial prepays)
                              (a)  Principal                                                                           5,581,327.12
                              (b)  Interest                                                                              840,069.97
                    (2)  Full Prepayments collected during period
                              (a)  Principal                                                                           2,565,991.21
                              (b)  Interest                                                                               22,423.07
                    (3)  Net Liquidation Proceeds collected during period                                     $          255,007.56
                    (4)  Net Insurance Proceeds collected during period
                              (a)  Principal                                                                             150,342.80
                              (b)  Interest                                                                                1,574.14
                    (5)  Purchase Amounts deposited in Collection Account                                                         0
                    (6)  Investment Earnings - Collection Account                                             $            8,106.41

                    Total Available Funds in Collection Account                                                        9,424,842.28

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             41
SERVICER RPT DATE:    12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

     B.   Available Funds in Payment Account:

                    (1)  Available Funds transferred from Collection Account                                  $        9,424,842.28
                    (2)  Amount withdrawn from Spread Account and deposited to Payment Account                $           13,576.86
                    (3)  Insured Payment deposited to Payment Account                                         $                   -

                    Total Available Funds in Payment Account                                                  $        9,438,419.14

     C.   Distributions from Payment Account:

                    (1)  Monthly Servicing Fee                                                                $          135,628.97
                    (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                 0
                    (3)  Owner Trustee Fees (if paid from Available Funds)                                                        0
                    (4)  Indenture Trustee Fees (if paid from Available Funds)                                                    0
                    (5)  Insurance Premium                                                                                12,184.00
                    (6)  Note Interest Distributable Amount
                             (a)  Class A - 1                                                                                     -
                             (b)  Class A - 2                                                                                     -
                             (c)  Class A - 3                                                                                     -
                             (d)  Class A - 4                                                                            463,514.87
                    (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                             (a)  Class A - 1                                                                                     0
                             (b)  Class A - 2                                                                                     0
                             (c)  Class A - 3                                                                                     0
                             (d)  Class A - 4                                                                                     0
                    (8) Note Principal Distributable Amount
                             (a)  Class A - 1                                                                                     -
                             (b)  Class A - 2                                                                                     -
                             (c)  Class A - 3                                                                                     -
                             (d)  Class A - 4                                                                          8,827,091.30
                    (9)  Reimbursement Amounts Owing to Insurer                                                                   0
                    (10) Spread Account Deposit (to increase to Required Amount)                                                  -
                    (11) Indenture or Owner Trustee Fees (not paid under C)                                                       0
                    (12) Re-Liening Expenses                                                                                      0
                          (To the extent not paid by Servicer)
                    (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                      0
                    (14) After Servicer Default, remaining Available Funds deposited                                              0
                          in Note Distribution Account

                    Total Distributions                                                                                9,438,419.14

     D.       Excess Available Funds (or shortfall)                                                                               -

     E.       Remaining Available Funds to holder of Residual Interest Certificate                                                0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A.   Available Funds Transferred from Collection Account to Payment Account                         $        9,424,842.28
          B.   Distributions required under 4.03 (a)(i) through (vii)                                         $        9,438,419.14
          C.   Spread Account Deposit to Payment Account (Min: $0 and Lines A-B)                              $           13,576.86
          D.   Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                     0

V.   SPREAD ACCOUNT BALANCE

          A.   Spread Account Balance After Deposit/Disbursements
                    (1)  Beginning Spread Account Balance                                                     $        3,973,731.05
                    (2a) Beginning balance adjustment                                                         $           (7,453.20)
                    (2b) Investment Income Deposited to Spread Account                                        $            3,799.66
                    (3)  Withdrawal to make required payments under 4.03                                      $          (13,576.86)
                    (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                                  0
                    (5)  Deposit to Spread Account after Disbursements                                        $                   -
                    (6)  Spread Account Balance after Deposit/Disbursments                                    $        3,956,500.65

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             41
SERVICER RPT DATE:    12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

          B.   Spread Account Required Amount                                                                 $        3,973,731.05
                                (1) 3% of Pool Balance                                                        $        2,377,973.47
                                But in no event less than the lesser of (a) or (b)
                                                (a) .5% of Original Pool Balance                              $        3,973,731.05
                                                (b) Outstanding Principal Amount of All Notes                 $       71,319,571.78

          C.   Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                  0

          D.   Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                     $                   -

VI. INSURED PAYMENTS

          A.   Available Funds Transferred from Collection Account to Payment Account                         $        9,424,842.28
          B.   Available Funds Transferred from Spread Account to Payment Account                             $              13,577
          C.   Note Interest Distributable Amount                                                                        463,514.87
          D.   Guaranteed Note Principal Amount                                                               $                   0
          E.   Deficiency Amount                                                                              $                   -
               (Min:(Lines A+B-C-D) and $0.00)                                                                $                   0
          F.   Preference Amount                                                                              $                   0
          G.   Insured Payment (lines E+F)                                                                    $                   0

                                 Note Principal              Note Interest
                              Carryover Shortfall         Carryover Shortfall                     Total
     CLASS A-1                        $      0.00             $          0.00                $        0.00
     CLASS A-2                        $      0.00             $          0.00                $        0.00
     CLASS A-3                        $      0.00             $          0.00                $        0.00
     CLASS A-4                        $      0.00             $          0.00                $        0.00
     -----------------------------------------------------------------------------------------------------
       TOTAL                          $      0.00             $          0.00                $        0.00

                        Current Distribution Date   Prior Distribution Date
                              Note Principal             Note Principal              Change in Note
                           Carryover Shortfall         Carryover Shortfall   Principal Carryover Shortfall
     CLASS A-1                        $      0.00             $        0.00                  $        0.00
     CLASS A-2                        $      0.00             $        0.00                  $        0.00
     CLASS A-3                        $      0.00             $        0.00                  $        0.00
     CLASS A-4                        $      0.00             $        0.00                  $        0.00
     -----------------------------------------------------------------------------------------------------
       TOTAL                          $      0.00             $        0.00                  $        0.00

                        Current Distribution Date    Prior Distribution Date
                              Note Interest              Note Interest                Change in Note
                           Carryover Shortfall         Carryover Shortfall    Interest Carryover Shortfall
     CLASS A-1                        $      0.00             $         0.00                 $        0.00
     CLASS A-2                        $      0.00             $         0.00                 $        0.00
     CLASS A-3                        $      0.00             $         0.00                 $        0.00
     CLASS A-4                        $      0.00             $         0.00                 $        0.00
     -----------------------------------------------------------------------------------------------------
       TOTAL                          $      0.00             $         0.00                 $        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS $ 11,413,317.35

VIII. DELINQUENCY RATIO

          A.   Delinquency Statistics

            Days                                           Outstanding                    Past Due
         Delinquent                  Units                  Principal                      Amount
     -----------------------------------------------------------------------------------------------------
          31 - 60                      556          $          2,958,815.84           $         378,898.99
          61 - 90                      109          $            591,460.84           $         109,263.69
          91 - 120                      29          $            180,131.79           $          42,393.85
            121+                         0          $                     -           $                  -
     -----------------------------------------------------------------------------------------------------
       TOTAL                           694                     3,730,408.47                     530,556.53

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             41
SERVICER RPT DATE:    12-Feb-03                 BEGINNING:              1-Jan-02
DISTRIBUTION DATE:    17-Feb-03                 ENDING:                31-Jan-03

                    B.   Delinquency Percentage
                         (1)  Principal balance of delinquent contracts between 30 and 120 days               $        3,730,408.47
                         (2)  Pool Principal Balance Beginning of Collection Period                           $       88,092,873.78
                         (3)  Delinquency Percentage (Line 1/Line 2)                                                           4.23%

IX. CUMULATIVE NET LOSS RATIO

                         (1)  Principal Balance of Defaulted Contracts in current Collection Period           $         528,768.87
                         (2)  Cumulative Defaulted Contracts Including
                               Defaulted Contracts in current Collection Period                               $      48,204,729.67
                         (3)  Net Liquidation Proceeds collected during current Collection Period             $         255,007.56
                         (4)  Cumulative Net Liquidation Proceeds Including
                               Net Liquidation Proceeds in current Collection Period                          $      24,817,299.66
                         (5)  Original Pool Balance                                                           $     794,746,210.70
                         (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                           2.94%

X. REPOSSESSED INVENTORY

                                                                                                      Units         Principal
                                                                                                      -----   --------------------
                         A.   Principal Balance of repossessed Financed Vehicles (beg.)                   0                      -
                         B.   Repossessed Financed Vehicles (Principal)                                       $         486,575.48
                         C.   Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)          $         255,007.56
                         D.   Realized losses on sale of repossessed Financed Vehicles (Principal)            $         231,567.92
                                                                                                      ----------------------------
                         E.   Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)         0   $                  -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of February, 2003


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer